Sphere 3D Announces Definitive Agreement to Sell Data Protection and Archive Business

SAN JOSE, Calif. – February 21, 2018 – Sphere 3D Corp. (NASDAQ: ANY) (“Sphere 3D”), a containerization, virtualization, and data management solutions provider, today announced that it has entered into a definitive agreement to sell its Data Protection and Archive business (the “DP&A Business”) to Silicon Valley Technology Partners LLC (“Silicon Valley Technology Partners”), an entity established and controlled by Eric Kelly, chairman and chief executive officer of Sphere 3D, which intends to finance such purchase through raising capital from a coalition of private entities. The board of directors of Sphere 3D has unanimously (with Mr. Kelly recused from the deliberations and voting) approved the transaction upon the unanimous recommendation of a Special Committee of the board of directors of Sphere 3D (consisting entirely of independent directors, the “Special Committee).

“I believe the separation of the DP&A business from Sphere 3D is excellent news for all our respective stakeholders. I am excited that the strategy we initiated last year is materializing into positive outcomes for our investors, customers, employees and suppliers,” said Mr. Kelly. “The Virtualization and DP&A businesses will become more precise through dedicated tactics that will continue to fortify the continuum of our efforts over the past year and beyond.”

“We are pleased to have reached this agreement to sell the DP&A business," said Peter Tassiopoulos, President of Sphere 3D. "The sale of this business is consistent with the results of our strategic review and completing a transaction to render the company debt free and allows us to better focus on our Converged and Hyperconverged product offerings.”

Background

Sphere 3D first announced on March 13, 2017 that it was assessing all opportunities and strategic alternatives that could help increase shareholder value. Then on August 11, 2017, the Sphere 3D board of directors established a special committee comprising of its independent directors to consider its strategic options. On October 2017, the company provided a further update, on its progress and noted that it had completed an analysis of its Data Protection & Archive portfolio (which includes RDX, tape, media products and related services) as a pro-forma business unit within the Overland-Tandberg storage business group, and that the Company was continuing to review the overall business with an eye towards unlocking potential value for shareholders.

Transaction Details

The closing of the transaction is subject to a number of conditions, including approval of the transaction by Sphere 3D’s shareholders and Silicon Valley Technology Partners’ completion of its financing process. Until such financing is committed and accepted by Sphere 3D, Sphere 3D is free to solicit and negotiate other offers to purchase Sphere 3D, Overland Storage, Inc., or any or all of their assets and has the right to terminate the definitive agreement for any or no reason without penalty (subject to an obligation to reimburse certain of the purchaser's expenses).

At the closing of the transaction, Sphere 3D will receive $45 million, subject to a working capital adjustment. The proceeds from the transaction will be used by Sphere 3D to pay off existing debt obligations.

The transaction is expected to close in the first or second calendar quarter of 2018, subject to the approval of Sphere 3D shareholders.

In connection with the transaction, the Special Committee retained Roth Capital Partners, LLC to, among other things, provide an opinion s to the fairness of the transaction from a financial point of view to Sphere 3D.

About Sphere 3D

Sphere 3D Corp. (NASDAQ: ANY) delivers containerization, virtualization, and data management solutions via hybrid cloud, cloud and on-premises implementations through its global reseller network and professional services organization. Sphere 3D, along with its wholly owned subsidiaries Overland Storage and Tandberg Data, has a strong portfolio of brands, including Overland-Tandberg, HVE ConneXions and UCX ConneXions, dedicated to helping customers achieve their IT goals. For more information, visit www.sphere3d.com. Follow us on Twitter @Sphere3D, @HVEconneXions, @ovltb.

Additional Information

In connection with the proposed acquisition of the Data Protection and Archive Business (the “Business”) by Silicon Valley Technology Partners pursuant to the terms of a Stock Purchase Agreement by and among Sphere 3D, Silicon Valley Technology Partners and Overland Storage, Inc., Sphere 3D will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of Sphere 3D on Schedule 14A, which proxy statement will be mailed or otherwise disseminated to Sphere 3D’s shareholders when it becomes available. Investors are urged to read the proxy statement (including all amendments and supplements) as it will contain important information. Investors may obtain free copies of the proxy statement when it becomes available, as well as other filings containing information about Sphere 3D, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of these documents may also be obtained for free from Sphere 3D’s web site at www.sphere3d.com.

Participants in Solicitation

Sphere 3D, Silicon Valley Technology Partners and their respective executives, officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Sphere 3D in connection with the proposed transaction. Information about Sphere 3D’s executive officers and directors is set forth in its Annual Report on Form 20-F, which was filed with the SEC on March 31, 2017, and the proxy statements for its 2017 annual meeting of shareholders, which was filed with the SEC on November 13, 2017. Investors may obtain more detailed information regarding the direct and indirect interests of Sphere 3D, Silicon Valley Technology Partners and their respective executives, officers and directors in the transaction by reading the preliminary and definitive proxy statement regarding the transaction, which will be filed with the SEC.

Safe Harbor Statement

This press release contains forward-looking statements, which include, among others, Sphere 3D’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, that may involve risks, uncertainties, and assumptions concerning Silicon Valley Technology Partners’ acquisition of the Business from Sphere 3D, expected financial performance of Sphere 3D, as well as Sphere 3D’s strategic and operational plans. Sphere 3D intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Reform Act of 1995. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” and similar expressions, although not all forward-looking statements contain these words. Actual events, results and the timing of events could differ materially from those anticipated or described in this written communication due to a number of risks and uncertainties. The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties. The potential risks and uncertainties include, without limitation, the possibility that Sphere 3D may be unable to obtain required shareholder approval or that other conditions to closing the transaction may not be satisfied, such that the transaction will not close or that the closing may be delayed; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement; the reaction of customers to the transaction; those related to disruption of management’s attention from Sphere 3D’s ongoing business operations due to the proposed transaction; the effect of the announcement of the transaction on the ability of Sphere 3D to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; general economic conditions; unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the parties to the transaction; the ability to recognize the benefits of the transaction; the amount of the costs, fees, expenses and charges related to the transaction and the actual terms of any financings that will be obtained for the transaction; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; our inability to obtain additional debt or equity financing or to refinance our debt; any increase in our cash needs; Sphere 3D’s ability to maintain listing with the NASDAQ Capital Market; and other risks detailed from time to time in our periodic reports contained in our Annual Information Form and other filings with Canadian securities regulators (www.sedar.com) and in periodic reports filed with the United States Securities and Exchange Commission (www.sec.gov). All forward-looking statements speak only as of the date of this written communication or, in the case of any document incorporated by reference, the date of that document. Sphere 3D undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Investor Contact:
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Lauren Sloane
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